Exhibit 99.25


                                                                  EXECUTION COPY
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                            OTHER SERVICES AGREEMENT
                            ------------------------


        This OTHER SERVICES AGREEMENT (this "Agreement") is entered into as of November 17, 2003 by and between Relcap Holding Company LLC ("Mirror Entity") and CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC").

                              W I T N E S S E T H:
                              --------------------


               WHEREAS, this Agreement is made pursuant to, and as a condition of, that certain Contribution Agreement, dated as of December 17, 2002, by and among CCC and the Persons named therein comprising Contributor (the "Contribution Agreement").

               WHEREAS, the Services (as defined below) to be provided pursuant to this Agreement shall be provided to Related Aegis LP, a Delaware limited partnership ("Related Aegis"), RCC Property Advisers, a Florida general partnership ("RCC Property Advisers"), Related Mortgage Corp., a Delaware corporation ("Related Mortgage Corp."), and Mirror Entity (collectively, the "Company")

               NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, it is hereby agreed by and among the parties hereto as follows:

        Section 1. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement.

        Section 2. Services.

        (a) General. Subject to the terms and conditions of this Agreement, CCC will provide (i) with respect to Related Aegis and RCC Property Advisers, the services that personnel of Related Capital Company ("RCC") provided prior to the Effective Date to Related Aegis and RCC Property Advisers, including management, oversight, accounting and investor relations services, and (ii) with respect to Mirror Entity, the services that personnel of RCC provided prior to the Effective Date with respect to the Excluded Assets owned by Mirror Entity (each a "Service," and collectively, the "Services"). The Services shall include service by employees of CCC as officers and directors of Related Aegis and RCC Property Advisers (subject to the Company continuing to provide directors and officers insurance coverage, or other indemnity, satisfactory to CCC). The parties agree that the Services shall be similar in scope to those provided by RCC during the 24-month period preceding the Effective Date, subject to the right to modify such Services as set forth herein (provided that CCC shall not be required to expend more than 20 hours of personnel time per calendar month in the performance of Services for the account of Mirror Entity). To the extent reasonably practicable (but subject to CCC's discretion in the assignment and reassignment of its personnel), the employees of CCC who prior to the


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Effective Date performed the Services as employees of RCC will perform the
Services. If any of the employees who prior to the Effective Date provided Services ceases to provide Services hereunder, then such Services shall be provided by an employee of CCC selected by CCC who is reasonably satisfactory to the Company. The parties acknowledge and agree that nothing contained herein shall be deemed to prohibit CCC from employing such personnel for its own operations or for any other purpose. The Services shall be provided in a manner and at a level of quality and performance substantially consistent with past practice and CCC's own operations. Notwithstanding the provision of Services hereunder, CCC shall retain exclusive control over (i) its personnel and employment practices and (ii) the manner in which it provides the Services. In addition, CCC (i) may discontinue any of the Services if such Services are no longer being provided by CCC for its own operations and (ii) may modify any of the Services if and to the extent that such Services are modified for the operations of CCC. CCC shall provide the Company with written notice at least 90 days prior to the termination or material modification of any of the Services.

        (b) Status of Employees. Whenever an employee of CCC is utilized by CCC to perform the Services for the Company under this Agreement ("Allocated Employee"), such employee shall at all times remain CCC's employee and shall remain subject to CCC's direction and control. Other than the Company's obligation to pay a portion of the cost of the Allocated Employees as Fees (as hereinafter defined), the Company shall have no liability to CCC or CCC's employees for the CCC's employees' welfare, salaries, fringe benefits, workers' compensation, legally required employer contributions and tax obligations by virtue of the relationships established under this Agreement.

        (c) Subject to the terms and conditions of this Agreement, CCC agrees that it will provide to Related Mortgage Corp. services in connection with the servicing of mortgage loans held by Related Mortgage Corp. at the date hereof, which services shall be consistent with the services provided by RCC to Related Mortgage Corp. during the 12 months preceding the date hereof. The services provided pursuant to this Section 2(c) shall be included as "Services" pursuant to this Agreement.

        Section 3. Recordkeeping; Audits and Inspections.

        (a) CCC shall be responsible for preparing and maintaining full and accurate records of all Services provided by CCC to the Company hereunder, including all data relating to the Company's business generated in the course of CCC's performance of the Services (the "Data"). CCC shall keep, and make available, the Data, during regular business hours at its place of business, or at such other location as required by applicable laws, rules or regulations of any governmental entity, for audit or inspection by the Company or its authorized representatives and agents. The Company shall have the right, at its cost, to review the books and records (including the Data) of CCC, or any of its Affiliates providing any of the Services hereunder, that relate to the Services provided under this Agreement. Any such review shall be conducted in a manner so as not to interfere unreasonably with the normal business operations of CCC. CCC agrees to provide reasonable cooperation in connection with any such review and to make its records (including computer systems), personnel and facilities reasonable available so as to facilitate and minimize the cost of any such review.


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        (b) Ownership of Data.

                (i) The parties acknowledge and agree that, as between CCC and the Company, the Company shall own all right, title and interest in and to the Data. CCC shall use commercially reasonable efforts, consistent with that which it does to maintain the confidentiality of similar information of its own, to maintain the Data and all other documents, expertise and technical, data processing, client and other information of and relating to the Company or its Affiliates furnished, disclosed or otherwise obtained by CCC hereunder ("Company Information") in confidence and shall not use Company Information other than for the purpose of performing its obligations hereunder. CCC shall restrict dissemination of Company Information to only those Persons in its organization who are reasonably required to have access to such information in order to perform CCC's obligations under this Agreement.

                (ii) This obligation of confidentiality with respect to Company Information shall not apply to or (as the case maybe) shall cease to apply to information that: (A) is generally known to the public prior to the date it was disclosed, or becomes generally known to the public subsequent to such disclosure, through no fault of CCC, (B) was properly received by CCC after the Effective Date free of any obligation of confidentiality, (C) was received subsequent to the disclosure hereunder from a third party who had a lawful right to disclose such information, (D) was required to be disclosed by the law or any governmental order, provided that the party required to make such disclosure shall, so far as is reasonably practicable to do so, provide prior written notice of such proposed disclosure to the Company, or (E) was independently developed by CCC.

                (c) CCC's Information.

                (i) The Company acknowledges and agrees that all documents, expertise and technical, data processing, client and other information of and relating to CCC and furnished, disclosed or otherwise obtained by the Company hereunder ("CCC Information") shall be proprietary to CCC, and the Company shall use commercially reasonable efforts, consistent with that which it does to maintain the confidentiality of similar information of its own, to maintain CCC Information in confidence and shall not use CCC Information for any purpose except as required hereby. The Company shall restrict dissemination of CCC Information to only those Persons in its organization who are reasonably required to have access to such information in order to perform the Company's obligations under this Agreement.

                (ii) This obligation of confidentiality with respect to CCC Information shall not apply to or (as the case maybe) shall cease to apply to information that: (A) is generally known to the public prior to the date it was disclosed, or becomes generally known to the public subsequent to such disclosure through no fault of the Company, (B) was properly received by the Company after the Effective Date free of any obligation of confidentiality, (C) was received subsequent to the disclosure hereunder from a third party who had a lawful right to disclose such information, (E) was required to be disclosed by the law or any governmental order, provided that the party required to make such disclosure shall, so far as is reasonably practicable to do so, provide prior written notice of such proposed disclosure to CCC, or (E) was independently developed by the Company.


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        Section 4. Fees.

        (a) Calculation. The Company will pay to CCC the cost of the Services (other than the Services provided with respect to Related Mortgage Corp.) provided by CCC or its Affiliates hereunder in accordance with this Section 4 and the costs or cost formulas set forth on Exhibit A hereto (the "Fees"). The Fees for all of the Services will be calculated based upon an hourly charge for Allocated Employees (who shall track their time for work performed under this Agreement), determined in accordance with the current methodology used to allocate the costs (which is based on salary and fringe benefits of each employee and an allocation of overhead) of such Services, as set forth in Exhibit A. The Company will pay to CCC for the Services related to Related Mortgage Corp., all of Related Mortgage Corp.'s net income attributable to the mortgage loans serviced by the Company for Related Mortgage Corp., which shall be calculated in accordance with GAAP consistent with past practice in effect during the 12 months preceding the date hereof.

        (b) Payment of Fees. CCC will invoice the Company on a monthly basis for all Services, excluding those Services rendered to Related Mortgage Corp., rendered by CCC during the preceding month (the "Monthly Invoice") and the Company will pay such Monthly Invoice within 15 business days following receipt by the Company. The Services provided and the Fee for each Service shall be individually itemized in reasonable detail. CCC will provide the Company with reasonable supporting evidence for any invoice upon request. Within 30 days after the end of each calendar semi-annual period, the Company will furnish to CCC a statement showing in reasonable detail its net income in accordance with GAAP for such six month period and the payment due to CCC for such six month period. If requested by CCC, the Company will furnish to CCC any supporting data reasonably requested by CCC . The parties shall cooperate in good faith to resolve any dispute as to the amount due as soon as possible.

        Section 5. Term of this Agreement. This Agreement shall be effective on the date hereof (the "Effective Date") and unless earlier terminated as set forth in Section 6 below, shall continue in full force and effect until the first to occur of the following: (i) the date the Company is no longer an Affiliate of Stephen M. Ross or (ii) the 5th anniversary of the Effective Date (the "Term"); provided that, subject to Section 6 below, the Term for providing the Services to Mirror Entity shall not be less than 24 months following the Effective Date; provided further that for Related Mortgage Corp., the Term for providing Services shall be the earlier of the date that the loans held by Related Mortgage Corp. at the date hereof are no longer outstanding or the 5th anniversary of the Effective Date.

        Section 6. Termination; Effect of Termination.

        (a) Early Termination. This Agreement may be terminated prior to the expiration of the Term hereof as set forth below:

                (i) In the event that the Company shall fail to pay any Fees payable hereunder within 15 days following the date when due, then this Agreement shall terminate 10 days following receipt of written notice from CCC to the Company, unless the Company shall pay such amounts within such 10-day period; provided, however, that the Company shall not be obliged to pay the amount of any Fee (or portion thereof) as to which it


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has a good faith dispute, so long as the Company gives CCC prompt notice of such dispute and a reasonably detailed statement of the basis for the dispute. The parties shall cooperate in good faith to resolve any such dispute as soon as possible and until so resolved CCC shall continue to provide the Services hereunder in the normal course.

                (ii) In the event that the Company, on the one hand, or CCC, on the other hand, shall (A) authorize or agree to the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, corporation, receivership or other similar law now or hereafter in effect, or
(B) have any involuntary case or other proceeding commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, then CCC, or the Company, as applicable, shall have the right to terminate this Agreement, or terminate this Agreement with respect to certain services provided hereunder, immediately upon its delivery of written notice to the Company or CCC, as applicable.

        (b) Accrued Fees on Termination. Upon the expiration of the Term or other termination of this Agreement, the Company will pay all amounts due and owing to CCC through the date of such termination.

        (c) Return of Data. Upon the expiration of the Term or other termination of this Agreement, CCC shall return to the Company within 30 days of the expiration of the Term or the termination of this Agreement all Data in CCC's possession or under CCC's control. CCC shall be permitted to retain copies of all Data that it is required to retain pursuant to applicable laws, rules or regulations of any governmental entity. Title to and risk of loss for all Data will pass to the Company upon delivery of such Data to the Company.

        (d) Election to Reduce Term or Scope of Services. Notwithstanding anything to the contrary herein, (i) the Company shall have the right to terminate this Agreement, or to terminate this Agreement with respect to any Services provided hereunder, at any time upon 90 days prior written notice to CCC and (ii) nothing in this Agreement shall restrict the Company or its Affiliates from obtaining the Services or any similar or other services from any Person other than CCC including, without limitation, through the Company or its Affiliates arranging to have such services provided internally or through third party arrangements.

        Section 7. Limitation of Liability. IN NO EVENT WILL ANY PARTY BE LIABLE TO THE OTHER PARTIES, IN CONTRACT, TORT OR OTHERWISE, FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT. CCC SHALL HAVE NO LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT OR THE PROVISION OF SERVICES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT ANY LOSS, LIABILITY OR DAMAGE RESULTS FROM ITS RECKLESSNESS, GROSS NEGLIGENCE, OR WILLFUL OR INTENTIONAL MISCONDUCT.

        Section 8. Indemnification. CCC, on the one hand, and the Company, on the other hand, will defend, indemnify, save and hold harmless the Company or CCC, as applicable,


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and its officers, directors, employees and agents from any and all demands, liabilities, costs or expenses, including reasonable attorney's fees and disbursements, arising out of or resulting from a third party claim primarily resulting from gross negligence, recklessness or willful or intentional misconduct of such party or its employees or agents.

        Section 9. Force Majeure. No party shall be liable to the other parties for its inability to perform under this Agreement if such inability is due to strike or other labor dispute, fire, war, insurrection, Act of God, governmental intervention, terrorism or any other event that is otherwise unavoidable with reasonable diligence and is caused by any event not within such party's reasonable control and without its fault or negligence (each a "Force Majeure Event"). Any party claiming the benefit of this Section 9 shall promptly notify the other parties in writing upon learning of the occurrence of any Force Majeure Event and upon such notice the affected provisions and/or other requirements of this Agreement shall be suspended or reduced by an amount consistent with reductions made to the other operations of such party during the period of such disability. Upon the cessation of such Force Majeure Event, CCC will use its commercially reasonable efforts to resume its performance of the Services hereunder as soon thereafter as reasonably practicable. If the Force Majeure Event continues to have effect for a period of more than 30 days, the party not claiming relief under this section shall have the right to terminate this Agreement immediately upon written notice of such termination to the other party.

        Section 10. Miscellaneous Provisions.

        (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third business day after mailing (on the first business day after mailing in the case of a nationally recognized overnight air courier service) to the parties at the following addresses:

        If to Related Aegis, Related Mortgage Corp. or RCC Property Advisers, to:

                Related Aegis LP
                625 Madison Avenue
                New York, New York  10022
                Attention: Michael Brenner

        If to Mirror Entity, to:

                c/o The Related Companies, L.P.
                625 Madison Avenue
                New York, New York  10022
                Attention: Michael Brenner

        with a copy, in each case, to:


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                Michael Orbison
                625 Madison Avenue
                New York, New York  10022

                       and

                Proskauer Rose LLP
                1585 Broadway
                New York, New York 10036-8299
                Attention:  Steven A. Fishman, Esq.

        If to CCC, to:

                CharterMac Capital Company, LLC
                625 Madison Avenue
                New York, New York  10022
                Attention: Alan P. Hirmes

        with a copy to:

                Paul, Hastings, Janofsky &Walker LLP
                75 East 55th Street
                New York, New York 10022
                Attention:  Mark Schonberger, Esq.

                Any party may by notice given in accordance with this Section 10(a) to the other parties designate another address or Person for receipt of notices hereunder.

        (b) Amendment and Modification. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by or on behalf of all of the parties hereto; provided, however, that any such modification, amendment or supplement shall require the approval of not less than a majority of the independent trustees of CharterMac, a Delaware statutory trust ("CharterMac").

        (c) Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (which, in the case of a waiver by CCC, shall require the approval of not less than a majority of the independent trustees of CharterMac), but such a waiver or failure to insist upon strict compliance with respect to such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits Consent by or on behalf of any party hereto, such Consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10(c).

        (d) Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.


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        (e) Jurisdiction. Any action or proceeding arising under or in connection with this Agreement shall be instituted in the United States District Court for the Southern District of New York or the courts of the State of New York sitting in the County of New York, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceedings and irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto Consent to service of process upon them in the manner set forth in Section 10(a) hereof.

        (f) Severability. The invalidity or unenforceability of any provisions of this Agreement in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby and thereby are fulfilled to the extent possible.

        (g) Assignment. No party may assign any of its rights or delegate any of its duties under this Agreement without the prior written Consent of the other parties; provided that CCC may elect to have any of its obligations hereunder performed by an Affiliate (provided, further, however that no such assignment shall release CCC from any such obligations).

        (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (i) Section Headings. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections are to sections of this Agreement, unless otherwise indicated.

        (j) Entire Agreement. This Agreement, together with the Contribution Agreement and the other Collateral Agreements, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement, the Contribution Agreement and the other Collateral Agreements supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

        (k) Survival. Upon the termination or expiration of this Agreement, the following Sections shall survive: 2(b), 3, 6, 7, 8, 9 and 10.

        (l) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall


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confer upon any other Person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Agreement.

        (m) Interpretation.

                (i) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumptions or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

                (ii) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                (iii) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

        (n) Further Assurances. Each of the parties shall use reasonable efforts to execute and deliver to any other party such additional documents and take such other action, as any other party may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

        (o) Mirror Entity Liability. Mirror Entity is primarily liable for all payment and performance obligations of all entities comprising Company, all of which are enforceable directly against Mirror Entity.


                            [Signature Page Follows]


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        IN WITNESS WHEREOF, this Agreement is hereby executed as of the day and year first above written.

                                    RELCAP HOLDING COMPANY LLC
                                    By APH Associates L.P., its member
                                    By APH Associates, Inc., its general partner

                                    By: /s/ Alan P. Hirmes
                                        Name: Alan P. Hirmes
                                        Title: President

                                    CHARTERMAC CAPITAL COMPANY, LLC,
                                    a Delaware limited liability company

                                    By: CHARTERMAC CORPORATION,
                                        its sole member


                                        By: /s/ Alan P. Hirmes
                                            Name: Alan P. Hirmes
                                            Title: Chief Operating Officer

By its signature below, The Related Companies, L.P., a New York limited partnership ("TRCLP"), guarantees to CCC the payment and performance of the Company's obligations pursuant to Sections 4, 6(b) and 8 of this Agreement, and TRCLP hereby waives the benefits of diligence, presentment, demand of payment, any requirement that CCC exhaust any right or take any action against the Company or any other Person, the filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such guaranteed obligations and all demands whatsoever.

THE RELATED COMPANIES, L.P.,

By:     THE RELATED REALTY GROUP, INC.,
        its general partner


        By: /s/ Jeff T. Blau
            Name: Jeff T. Blau
            Title: President


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                                    EXHIBIT A

                            Fees and Fee Allocations

Related Partners Overhead Allocations
2002

Rent Allocation:
Allocated based on the percentage of the total square footage occupied by each department less common spaces (i.e. hallways, bathrooms, cafeterias etc.). A standard square footage is assigned to each employee based on the type of space, which they occupy (i.e. single or double cubicle, small or large office). A manual review of each floor is conducted during each year's budget process to verify the seating chart of each department. Changes are also made as departments are added, expand or contract during the year.

Human Resources Allocation:
Allocated based on the headcount of the companies and departments that benefit from the services of the Human Resources Department. Includes entities outside the New York office. The headcount list is supplied by the Payroll Department and is updated monthly.

Office Services Allocation:
Allocated based on the headcount of the companies and departments that benefit from the services of the Office Services Department. Only those departments located at 625 Madison and 86th Street share in the Office Services allocation. Since the Human Resources Allocation is completed prior to the Office Services allocation, the H/R Department headcount is excluded from the O/S calculation. The headcount list is supplied by the Payroll Department and is updated monthly.

IT Department Allocation:
Three allocations make up the IT Department's allocation. Infrastructure expenses are allocated based on the headcount of the companies and departments which the IT Department has the responsibility of supporting. The headcount list is supplied by the Payroll Department and is updated monthly.
Help Desk expenses are allocated based on the number of calls to the Help Desk every month. A monthly call summary is supplied by the IT Department. Programming Expenses are allocated based on the monthly timesheets that the programmers in the IT Department complete. The Payroll Department supplies a monthly timesheet summary report for their time. Since the H/R and O/S allocations are completed prior to the IT Department allocation, they are not included in the calculation of the IT Department's allocation.

Payroll Department Allocation:
Allocated based on the headcount of the companies and departments that have their payroll processed by Related's Payroll Department. Includes entities outside the New York office. The headcount list is supplied by the Payroll Department and is updated monthly. Since the H/R, O/S and IT allocations are completed prior to the Payroll Department allocation, their headcount is not included in the calculation of the Payroll Department's allocation.


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Development Accounting Department Allocation:
Allocated based on the monthly timesheets filled out by the Development Accounting Department. The Payroll Department supplies a monthly timesheet summary report for their time. Time charged to the Development Accounting Department is deducted from the summary and the allocation is calculated on the time remaining. Since the H/R, O/S, IT & Payroll Department allocations are completed prior to the Development Accounting Department allocation, any time charged to those departments is also not included in the calculation of the Development Accounting Department allocation.

Corporate Accounting Department Allocation:
Allocated based on the monthly timesheets filled out by the Corporate Accounting Department. The Payroll Department supplies a monthly timesheet summary report for their time. Time charged to the Corporate Accounting Department is deducted from the summary and the allocation is calculated on the time remaining. Since the H/R, O/S, IT & Payroll Department allocations are completed prior to the Corporate Accounting Department allocation, any time charged to those departments is also excluded from the calculation of the Corporate Accounting Department allocation.

Treasury Department Allocation:
Allocated based on the monthly timesheets filled out by the Treasury Department. The Payroll Department supplies a monthly timesheet summary report for their time.

Tax Accounting Department Allocation:
Allocated based on the monthly timesheets filled out by the Tax Accounting Department. The Payroll Department supplies a monthly timesheet summary report for their time. Time charged to the Tax Accounting Department is deducted from the summary and the allocation is calculated on the time remaining.

Executive Department Allocation:
Allocated based on the headcount of the companies and departments that benefit from the services of the Executive Department. Entities outside of the NY office are included. The Executive Allocation is the final Related Partners allocation completed each month and, as such, the headcount for the other Related Partners departments is excluded from the calculation of the Executive Department allocation. The headcount list is supplied by the Payroll Department and is updated monthly.


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